SanJac Alpha Low Duration ETF
Schedule of Investments
February 28, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 59.5%	Par	Value
United States Treasury Note/Bond
3.63%, 05/15/2026	$100,000	$99,471
0.88%, 06/30/2026	50,000	47,962
0.50%, 06/30/2027	165,000	152,333
TOTAL U.S. TREASURY SECURITIES (Cost $299,267)		299,766

EXCHANGE TRADED NOTES - 19.9%	Par	Value
Lessors of Real Estate - 19.9%
Chimera Investment Corp., 9.25%, 08/15/2029	1,000	25,190
MFA Financial, Inc., 8.88%, 02/15/2029	3,000	75,060
TOTAL EXCHANGE TRADED NOTES (Cost $99,860)		100,250

SHORT-TERM INVESTMENTS - 19.5%		Value
U.S. Treasury Bills - 19.5%	Par
4.04%, 09/04/2025 (a)	100,000	97,892
TOTAL SHORT-TERM INVESTMENTS (Cost $97,982)		97,892

TOTAL INVESTMENTS - 98.9% (Cost $497,109)		497,908
Money Market Deposit Account - 0.9% (b)		4,559
Other Assets in Excess of Liabilities - 0.2%		1,189
TOTAL NET ASSETS - 100.0%		$503,656
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	The rate shown is the annualized effective yield as of February 28, 2025.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of February 28, 2025 was 4.11%.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

SanJac Alpha Low Duration ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$299,766	$–	$299,766
Exchange Traded Notes	100,250	–	–	100,250
U.S. Treasury Bills	–	97,892	–	97,892
Total Investments	$100,250	$397,658	$–	$497,908

Refer to the Schedule of Investments for further disaggregation of investment categories.